SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 14 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) January 14, 1998



                                  MASTEC, INC.
                _______________________________________________
               (Exact Name of Registrant as Specified in Charter)




          Delaware                     0-3797                59-1259279
--------------------------------------------------------------------------------

(State or Other Jurisdiction         (Commission            (IRS Employer
     of Incorporation)               File Number)         Identification No.)


   3155 N.W. 77th Avenue, Miami, Florida                     33122-1205
--------------------------------------------------------------------------------

 (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (305) 599-1800


                                       N/A
          ____________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

                         Item 5.        Other Events

     On January 14, 1998, MasTec, Inc. announced that Henry ("Hank") N. Adorno has been hired as the Company's Executive Vice President and Special Counsel. Mr. Adorno will report directly to Jorge Mas, President and Chief Executive Officer of MasTec, and will assume responsibility for the administration of day-to-day activities. MasTec also announced the appointment of Juan Antonio Casanova as Chief Executive of Sintel, the Company's Spanish subsidiary. Since joining the Company this past November, Mr. Casanova has led the negotiations for a new labor agreement with Sintel's workforce. In addition, the Company has announced that Ubiratan Rezende, Senior Vice President of International Operations, who helped establish MasTec's current Brazilian operation, will be relocating to Sao Paulo, Brazil to spearhead corporate development activities for MasTec in the region.

     On January 15, 1998, MasTec, Inc. announced that Jorge Mas, President and Chief Executive Officer, was elected by the Board of Directors to the position of Chairman of the Board. Additionally, MasTec announced the appointment of Joel-Tomas Citron as a Director.

     On January 16, 1998, MasTec, Inc. announced its intent to issue $150 million in senior subordinated notes due in 2008 and use the proceeds from the offering for general corporate purposes, including acquisitions, working capital and capital expenditures. The notes are not registered under the Securities Act or any state securities laws; hence, they will not be offered or sold except pursuant to an exemption from the registration requirements of Securities Act and applicable state securities laws. The Company also announced the acquisition of Weeks Construction Company of Asheboro, North Carolina and M.E. Hunter of Atlanta, Georgia, two infrastructure contractors in Virginia, Tennessee, North and South Carolina, Georgia, Alabama and Florida.


     The Company has issued press releases announcing the foregoing events, copies of which are attached as exhibits 99.1, 99.2, and 99.3, which are incorporated herein by reference.

                             Item 7.        Financial Statements and Exhibits.

                             (c)

     99.1     Press release dated January 14, 1998.
     99.2     Press release dated January 15, 1998.
     99.3     Press release dated January 16, 1998.


                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


 Date: January 20, 1998.                        /s/ Edwin D. Johnson



                                                ___________________________
                                                Edwin D. Johnson
                                                Senior Vice President-
                                                Chief Financial Officer
                                                (Principal Financial Officer
                                                  and Authorized Officer)